AGRILINK FOODS, INC.

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

To the Agents and Lenders
   Party to the Credit Agreement
   referred to below

Gentlemen:

         We refer to the Credit Agreement dated as of September 23, 1998 among Agrilink Foods, Inc. as Borrower, Pro-Fac Cooperative, Inc., Linden Oaks Corporation and Kennedy Endeavors, Incorporated as Guarantors, Harris Trust and Savings Bank individually and as Administrative Agent and the other lenders from time to time parties thereto as amended and currently in effect between us (the "Credit Agreement"), capitalized terms used without definition below to have the meanings ascribed to them in the Credit Agreement.

         Upon satisfaction of the conditions precedent to effectiveness set forth below, the Credit Agreement shall be amended in certain respects effective September 22, 2000 (the "Effective Date"), all as hereinafter set forth:

         1.       AMENDMENTS.

                    A. Certain Definitions. Certain of the definitions appearing in Section 1.1 of the Credit Agreement shall be amended as follows:

                             1. The definition of the term  "Applicable  Margin"
                  shall be amended and restated as so amended to read as follows: "Applicable Margin" shall mean the rate per annum specified below for the Leverage Ratio and type of Loan, Portion or fee for which the Applicable Margin is being determined:

                        (a) with  respect to the  commitment  fee, the Letter of
              Credit fee called for by Section 4.2(a) hereof and each type of Portion of the Revolving Credit Loans and the A Loans described below, the rate per annum shown below for the range of Leverage Ratio specified below:

                                            LEVEL 1            LEVEL II           LEVEL III           LEVEL IV

     Leverage Ratio                        <3.5 to 1         =3.5 to 1 but      =4.0 to 1 but        =4.5 to 1
                                                               <4.0 to 1          <4.5 to 1
     Base Rate Portion                         0%                .25%               1.00%              1.25%
     LIBOR Portion                           1.75%               2.00%              2.75%              3.00%
       & L/C Fee

     Commitment Fee                          0.40%               0.45%              0.50%              0.50%

                        (b) with respect to the B Loans,  the Applicable  Margin
              for LIBOR Portions shall be 4.00% and for the Base Rate Portion shall be 3.00%, provided that effective 5 Business Days after receipt by the Administrative Agent of the financial statements called for by Section 8.5(a) hereof for the first fiscal quarter ending after September 22, 2000 as of the last day of which the Leverage Ratio is less than 4.0 to 1, the Applicable Margins for B Loans shall become 3.75% for LIBOR Portions and 2.75% for the Base Rate Portion; and

                        (c) with respect to the C Loans,  the Applicable  Margin
              for LIBOR Portions shall be 4.25% and for the Base Rate Portion shall be 3.25%, provided that effective 5 Business Days after receipt by the Administrative Agent of the financial statement called for by Section 8.5(a) hereof for the first fiscal quarter ending after September 22, 2000 as of the last day of which the Leverage Ratio is less than 4.0 to 1, the Applicable Margins for C Loans shall become 4.00% for LIBOR Portions and 3.00% for the Base Rate Portion;

                      provided, however that the foregoing are subject to the
              following:

                        (i) the  Leverage  Ratio shall be  determined  as of the
              last day of each fiscal quarter of the Parent, with any adjustment in the Applicable Margins resulting from a change in such Leverage Ratio to be effective 5 Business Days after receipt by the Administrative Agent of the financial statements for such quarter called for by Section 8.5(a);

                       (ii) if and so long as any Event of Default has  occurred
              and is continuing, the Applicable Margins other than the Applicable Margin for the commitment fee as otherwise computed hereunder shall be increased by adding the rate of 2% per annum thereto; and

                      (iii) anything contained hereinabove to the contrary notwithstanding, the Applicable Margins for the period to the effective date of the first adjustment in the Applicable Margins made subsequent to the Effective Date pursuant to clause (i) above shall be those specified above for Level IV.

                             2. The definition of the term "Consolidated Net Income" shall be amended and restated as so amended to read as follows:

                  "Consolidated Net Income" for any period shall mean the gross revenues from any source of the Parent and its Subsidiaries for such period less all expenses and other proper charges determined for the Parent and its Subsidiaries on a consolidated basis in accordance with GAAP.

                             3. The definition of the term "Consolidated Net Working Capital" shall be amended and restated as so amended to read as follows:

                  "Consolidated Net Working Capital" shall mean as of any time the same is to be determined, the excess for the Parent and its Subsidiaries on a consolidated basis of current assets (other than cash and investments permitted by clauses (a) through (e), both inclusive, of Section 8.17 hereof) over current liabilities, all as determined and computed in accordance with GAAP.

                             4. The definition of the term "EBITDA" shall be amended and restated as so amended to read as follows:

                  "EBITDA"   shall   mean,   with   reference   to  any  period,
                  Consolidated Net Income for such period plus all amounts deducted in arriving at such Consolidated Net Income in respect of (i) Interest Expense, (ii) taxes imposed on or measured by income or excess profits, and (iii) all charges for depreciation of fixed assets and amortization of intangibles, all determined in accordance with GAAP. Solely for the purpose of computing EBITDA, Consolidated Net Income shall be computed prior to giving effect to gains and losses on the disposition of capital assets, other extraordinary gains and losses (including the write off of debt issuance costs, the payment of premiums on the retirement of Indebtedness and gains resulting from pension reversions) and the effect of one time nonrecurring non cash charges (including asset impairment charges), all as determined in accordance with GAAP.

                             5. The definition of the term "Fixed Charge Coverage Ratio" shall be amended by adding the phrase "and on the Revolving Credit Loans" immediately prior to the phrase "shall be excluded" in the second parenthetical clause thereof.

                    B. Certain Covenants. Sections 8.11 through 8.14 of the Credit Agreement shall be amended and restated as so amended to read as follows:

        Section 8.11. Leverage Ratio The Parent will as of the last day of each fiscal quarter (commencing with the second fiscal quarter of fiscal 1999), have a Leverage Ratio of not more than that specified for such fiscal quarter below:

                                                           MAXIMUM LEVERAGE
          FOR FISCAL QUARTERS :                              RATIO SHALL BE

          Second of Fiscal 1999                               6.00 to 1
          Third of Fiscal 1999                                5.75 to 1
          Fourth of Fiscal 1999                                5.5 to 1
          First of Fiscal 2000                                 6.5 to 1
          Second of Fiscal 2000                               6.25 to 1
          Third of Fiscal 2000                                6.00 to 1
          Fourth of Fiscal 2000                               5.00 to 1
          All Fiscal Quarters of Fiscal 2001                  5.15 to 1
          All Fiscal Quarters of Fiscal 2002                  4.75 to 1
          All Fiscal Quarters of Fiscal 2003                  4.50 to 1
          All Fiscal Quarters of Fiscal 2004                  4.25 to 1
          All Fiscal Quarters Thereafter                      4.00 to 1

         The foregoing to the contrary notwithstanding, if the Parent has a Leverage Ratio of 3.0 to 1 or less computed as of the last day of two consecutive fiscal quarters ending subsequent to the close of its 1999 fiscal year, then the Parent shall have a Leverage Ratio as of the last day of each fiscal quarter ending thereafter of not less than 3.5 to 1.

        Section 8.12. Fixed Charge Coverage Ratio. The Parent will as of the last day of each fiscal quarter (commencing with the second fiscal quarter of fiscal 1999) have a Fixed Charge Coverage Ratio of not less than that specified for such fiscal quarter below:

----------------------------------------------------------------------------------------------------------------------
    AS OF THE LAST DAY OF THE                                                          FIXED CHARGE COVERAGE
    FOLLOWING FISCAL QUARTERS :                                                    RATIO SHALL NOT BE LESS THAN
-----------------------------------------------------------------------------------------------------------------------
Second through Fourth of fiscal 1999                                                         1.05 to 1
----------------------------------------------------------------------------------------------------------------------
First through Third of fiscal 2000                                                            .95 to 1
----------------------------------------------------------------------------------------------------------------------
Fourth of Fiscal 2000                                                                        1.15 to 1
----------------------------------------------------------------------------------------------------------------------
All fiscal quarters of Fiscal 2001, 2002, and First through Third of Fiscal                  1.10 to 1
2003
----------------------------------------------------------------------------------------------------------------------
all fiscal quarters thereafter                                                               1.25 to 1
----------------------------------------------------------------------------------------------------------------------

             Section 8.13. EBITDA. The Parent will as of the last day of each fiscal quarter have EBITDA for the period of four fiscal quarters then ended of not less than that specified for such fiscal quarter below (with EBITDA for periods prior to the Acquisition Closing Date computed as though DFVC were at all times a Subsidiary of the Company and as though the Company had not owned its aseptic business):

--------------------------------------------------------------------------------

   For fiscal quarters:                           EBITDA shall not be less than
--------------------------------------------------------------------------------
First and second of fiscal 1999                            $115,000,000
--------------------------------------------------------------------------------
Third of fiscal 1999                                       $120,000,000
--------------------------------------------------------------------------------
Fourth of fiscal 1999                                      $125,000,000
--------------------------------------------------------------------------------
First of fiscal 2000                                       $108,000,000
--------------------------------------------------------------------------------
Second of fiscal 2000                                      $110,000,000
--------------------------------------------------------------------------------
Third of fiscal 2000                                       $115,000,000
--------------------------------------------------------------------------------
Fourth of fiscal 2000                                      $135,000,000
--------------------------------------------------------------------------------
All fiscal quarters of fiscal 2001                         $130,000,000
--------------------------------------------------------------------------------
All fiscal quarters of fiscal 2002 and First, through      $135,000,000
Third of fiscal 2003
--------------------------------------------------------------------------------
Fourth of Fiscal 2003 and First through Third of           $140,000,000
Fiscal 2004
--------------------------------------------------------------------------------
All fiscal quarters ended thereafter                       $145,000,000
--------------------------------------------------------------------------------

            Section 8.14. Interest Coverage Ratio. The Parent will as of the last day of each fiscal quarter (commencing with the second fiscal quarter of fiscal 1999) have an Interest Coverage Ratio of not less than that specified for such quarter below:

--------------------------------------------------------------------------------

                                                        Interest Coverage Ratio
             For fiscal quarters:                        shall not be less than
--------------------------------------------------------------------------------

Second through fourth of fiscal 1999                            1.90 to 1
--------------------------------------------------------------------------------
First, Second and Third of fiscal 2000                          1.40 to 1
--------------------------------------------------------------------------------
Fourth of fiscal 2000                                           1.75 to 1
--------------------------------------------------------------------------------
all fiscal quarters of fiscal 2001                              1.65 to 1
--------------------------------------------------------------------------------
all fiscal quarters of fiscal 2002 and 2003                     1.75 to 1
--------------------------------------------------------------------------------
all fiscal quarters of fiscal 2004                              1.85 to 1
--------------------------------------------------------------------------------
all fiscal quarters ended thereafter                            2.00 to 1
--------------------------------------------------------------------------------

         2. CONDITIONS PRECEDENT TO EFFECTIVENESS. Subject to the last sentence of this Section 2, this Sixth Amendment to Credit Agreement shall become effective upon (i) receipt by the Administrative Agent of counterparts hereof which, taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders and (ii) receipt by the Administrative Agent of a fee for each Lender executing this Sixth Amendment to Credit Agreement and returning it to the Administrative Agent on or before September 21, 2000 (the "Assenting Lenders") in an amount equal to 1/4 of 1% of the sum of its Revolving Credit Commitment and the outstanding principal balance of its Term Loans (the Administrative Agent to promptly distribute such fees to the Assenting Lenders upon this Sixth Amendment to Credit Agreement becoming effective). Upon satisfaction of the foregoing conditions, all amendments provided for herein (including the adjustments in the Applicable Margins) shall be deemed effective as of the Effective Date irregardless of the date such conditions were satisfied.

         3. SUPPLEMENTAL FEE. If but only if the Leverage Ratio as computed as of the last day of the Parent's first fiscal quarter of fiscal 2002 is greater than 4.50 to 1 the Company shall, within 50 days of the close of such fiscal quarter, pay to the Administrative Agent, for the account of the Assenting Lenders, a fee equal to 1/4 of 1% of the sum of the Revolving Credit Commitments and the outstanding principal balances of the Term Loans of the Assenting
Lenders as of the close of such fiscal quarter, the Administrative Agent to promptly distribute such fee to the Assenting Lenders.

         4. MISCELLANEOUS. Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Sixth Amendment to

Credit Agreement need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such to be deemed to be a reference to the Credit Agreement as amended hereby. This Sixth Amendment to Credit Agreement shall constitute a "Loan Document" for purposes of the Credit Agreement and may be executed in counterparts, and by separate parties hereto on separate counterparts each to constitute an original but all but one and the same instrument. The headings of the sections hereof are for convenience of reference only and shall not affect the meaning of the provisions hereof. This Sixth Amendment to Credit Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         Dated as of the 22nd day of September 2000.

                 AGRILINK FOODS, INC.

                             By /s/David M. Mehalick
                                Its VP and General Counsel

                PRO-FAC COOPERATIVE, INC.

                             By /s/Earl L. Powers
                                Its Vice President

                LINDEN OAKS CORPORATION

                             By /s/Timothy J. Benjamin
                                Its President

                KENNEDY ENDEAVORS, INCORPORATED

                             By /s/Earl L. Powers
                                Its Vice President

         Accepted and agreed to as of the date last above written.

                HARRIS TRUST AND SAVINGS BANK,individually and as Administrative Agent, Issuing Bank and Swing Lender

                             By /s/Diana Carr
                                Its Vice President